Financial Instruments	6 Months Ended
Jun. 30, 2026
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS

19. FINANCIAL INSTRUMENTS

Measurement of Risks

The Company, through its financial assets and liabilities, is exposed to various risks. The following analysis provides a measurement of risks as at June 30, 2026.

Credit risk

Credit risk is the risk that a counterparty to a financial asset will default, resulting in the Company incurring a financial loss. As at June 30, 2026, the maximum exposure to credit risk is equal to the carrying value of the financial assets which totaled $456.8 million (December 31, 2025 — $586.9 million).

The following table provides breakdown by maturity of financial assets as at June 30, 2026:

	Carrying amount	Contractual cash flows
		Remainder 2026	2027	2028	2029	2030	Thereafter
Cash and cash equivalents	$383,241	$383,241	$—	$—	$—	$—	$—
Trade and other receivables, excluding deferred receivables	49,710	49,710	—	—	—	—	—
Deferred receivables	22,057	3,528	2,582	2,554	2,545	2,536	8,312
Other financial assets	1,831	556	—	—	—	—	1,275
	$456,839	$437,035	$2,582	$2,554	$2,545	$2,536	$9,587

Cash and cash equivalents are invested with high quality investment grade financial institutions and are governed by the Company’s corporate investment policy, which aims to reduce credit risk by restricting investments to high-grade, mainly U.S. dollar and Canadian dollar denominated investments.

The Company has credit evaluation, approval and monitoring processes intended to mitigate potential credit risks related to trade accounts receivable. The Company’s standard payment terms are 30 days with interest typically charged on balances remaining unpaid at the end of standard payment terms. The Company’s historical experience with customer defaults has been minimal. As at June 30, 2026, North American and International customers made up 69%

and 31% of the outstanding trade receivable balance, respectively (December 31, 2025 — 67% and 33%, respectively). Anticipated bad debt losses have been provided for in the allowance for doubtful accounts. The allowance for doubtful accounts as at June 30, 2026 was $14.5 million (December 31, 2025 — $13.8 million).

The Company mitigates the credit risk associated with derivative instruments by entering into them with only high-quality financial institutions.

Foreign exchange risk

The Company’s operating results are subject to fluctuations as a result of exchange rate variations to the extent that transactions are made in currencies other than Canadian dollars. The Company’s main currency exposures lie in its U.S. dollar denominated cash and cash equivalents, trade and other receivables, trade and other payables and indebtedness with the most significant impact being on the U.S. dollar denominated indebtedness, cash and short-term investments. As at June 30, 2026, a portion of the indebtedness was denominated in U.S. dollars, with the Canadian dollar equivalent of the U.S. dollar denominated indebtedness equaling $3,045.9 million ($2,944.6 million as of December 31, 2025), before netting of deferred financing costs, prepayment options, warrants and loss on repayment.

In addition, there is also an impact as a result of the exchange rate variations to the extent that transactions are denominated in Canadian dollars in entities who have a functional currency other than Canadian dollars with the most significant impact being on the Telesat Lightspeed Financing Warrant derivative liabilities and Telesat Lightspeed Financing indebtedness. As at June 30, 2026, the derivative liabilities and indebtedness had balances of $1,320.2 million and $974.4 million, respectively (December 31, 2025 — $832.4 million and $716.2, respectively), with $388.7 million recorded against deferred charges (December 31, 2025 — $429.1 million).

As at June 30, 2026, the impact of a 5 percent increase (decrease) in the value of the Canadian dollar against the U.S. dollar on financial assets and liabilities would have decreased (increased) net income (loss) by $40.1 million (December 31, 2025 — $70.8 million) and increased (decreased) other comprehensive income (loss) by $103.3 million (December 31, 2025 — $62.0 million). This analysis assumes that all other variables, in particular interest rates, remain constant.

Interest rate risk

The Company is exposed to interest rate risk on its cash and cash equivalents and its indebtedness. The interest rate risk on the indebtedness is from a portion of the indebtedness having a variable interest rate. Changes in the interest rates could impact the amount of interest that the Company is required to pay or receive.

If the interest rates on the variable rate indebtedness change by 0.25%, the result would be an increase or decrease to net income (loss) of $1.7 million and $3.3 million for three and six months ended June 30, 2026 (three and six months ended June 30, 2025 — $1.4 million and $2.6 million), excluding any impact from the capitalization of interest tied to the Telesat Lightspeed Financing.

Liquidity risk

The Company manages liquidity risk through active cash forecasting and by maintaining sufficient cash and cash equivalents.

The contractual maturities of financial liabilities as at June 30, 2026 were as follows:

	Carrying amount	Contractual cash flows (undiscounted)	Remaining 2026	2027	2028	2029	2030	Thereafter
Trade and other payables	$50,176	$50,176	$50,176	$—	$—	$—	$—	$—
Customer and other deposits	1,323	1,323	455	531	176	—	—	161
Satellite performance incentive payments	10,928	12,789	1,708	2,716	2,595	2,595	2,595	580
Derivative liabilities	1,320,155	1,320,155	1,320,155	—	—	—	—	—
Other financial liabilities	2,535	2,535	2,535	—	—	—	—	—
Indebtedness(1)	4,039,484	6,963,301	2,512,860	649,270	215,583	476,293	570,027	2,539,268
	$5,424,601	$8,350,279	$3,887,889	$652,517	$218,354	$478,888	$572,622	$2,540,009

____________

(1)      Indebtedness excludes deferred financing costs, prepayment options, warrants and loss on repayment. The contractual cash flows for Telesat Lightspeed Financing include anticipated future drawings and mandatory repayments against the loan.

The interest payable and interest payments included in the carrying value and contractual cash flows, respectively, in the above table, were as follows:

	Interest payable	Interest payments
Satellite performance incentive payments	$24	$1,885
Indebtedness	$19,150	$1,053,467

The ability of Telesat GEO to meet its financial obligations depends on its capacity to generate sufficient cash flow and access financing on acceptable terms. As of the date of this report, the Term Loan B and 2026 Senior Secured Notes are scheduled to mature in December 2026, which will require significant repayment or refinancing. Refer to Note 2 for further discussion on management’s actions in managing the liquidity risk associated with the term loans and 2026 Senior Secured Notes that become due in December 2026.

Financial assets and liabilities recorded on the balance sheets and the fair value hierarchy levels used to calculate those values were as follows:

As at June 30, 2026	Amortized cost	Fair value through profit or loss	Fair value	Fair value hierarchy
Cash and cash equivalents	$383,241	$—	$383,241	Level 1
Trade and other receivables	54,529	—	54,529	(1)
Other current financial assets	556	—	556	Level 1
Other long-term financial assets	18,513	—	18,513	Level 1
Trade and other payables	(50,176)	—	(50,176)	(1)
Other current financial liabilities	(24,415)	(1,320,155)	(1,345,565)	Level 2, Level 3
Other long-term financial liabilities	(9,533)	—	(8,935)	Level 2
Indebtedness(2)	(4,020,334)	—	(3,521,733)	Level 2
	$(3,647,619)	$(1,320,155)	$(4,469,570)
As at December 31, 2025	Amortized cost	Fair value through profit or loss	Fair value	Fair value hierarchy
Cash and cash equivalents	$509,798	$—	$509,798	Level 1
Trade and other receivables	58,422	—	58,422	(1)
Other current financial assets	430	—	430	Level 1
Other long-term financial assets	18,283	—	18,283	Level 1
Trade and other payables	(57,447)	—	(57,447)	(1)
Other current financial liabilities	(25,205)	(832,432)	(857,652)	Level 2, Level 3
Other long-term financial liabilities	(10,091)	—	(10,014)	Level 2
Indebtedness(2)	(3,660,787)	—	(2,845,442)	Level 2
	$(3,166,597)	$(832,432)	$(3,183,622)

____________

(1)      Trade and other receivables and trade and other payables approximate fair value due to the short-term maturity of these instruments.

(2)      Indebtedness excludes deferred financing costs, prepayment options, warrants and loss on prepayment.

Assets pledged as security

The Term Loan B, 2027 Senior Secured Notes and 2026 Senior Secured Notes are secured by substantially all of Telesat’s assets excluding the assets relating to the Telesat Lightspeed business.

The Telesat Lightspeed Financing is secured by substantially all the assets relating to the Telesat Lightspeed business.

Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market under current market conditions at the measurement date. Where possible, fair values are based on the quoted market values in an active market. In the absence of an active market, the Company determines fair values based on prevailing market rates (bid and ask prices, as appropriate) for instruments with similar characteristics and risk profiles or internal or external valuation models, such as option pricing models and discounted cash flow analysis, using observable market-based inputs.

The fair value hierarchy is as follows:

Level 1 is based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access at the measurement date.

Level 2 is based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially all of the full term of the assets or liabilities.

Level 3 is based on unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Estimates of fair values are affected significantly by the assumptions for the amount and timing of estimated future cash flows and discount rates, which all reflect varying degrees of risk. Potential income taxes and other expenses that would be incurred on disposition of these financial instruments are not reflected in the fair values. As a result, the fair values are not necessarily the net amounts that would be realized if these instruments were actually settled.

The carrying amounts of cash and cash equivalents, trade and other receivables, and trade and other payables approximate fair value due to the short-term maturity of these instruments. As at June 30, 2026, cash and cash equivalents included $15.8 million (December 31, 2025 — $15.5 million) of short-term investments.

The fair value of the satellite performance incentive payments, included in other current and long-term financial liabilities, was determined using a discounted cash flow methodology. The calculation is performed on a recurring basis. As at June 30, 2026 and December 31, 2025, the discount rate used was 6.9% and 7.0%, respectively.

The fair value of the indebtedness, excluding the Telesat Lightspeed Financing, was based on transactions and quotations from third parties considering market interest rates and excluding deferred financing costs, prepayment options and loss on repayment. The rate used in the calculation of the fair value of the Telesat Lightspeed Financing is a percentage of face value of the indebtedness. The fair value of the Telesat Lightspeed Financing excludes deferred financing costs and warrants. The calculation of the fair value of the indebtedness is performed on a recurring basis. The rates used, which are a percentage of face value of the indebtedness, were as follows:

	June 30, 2026	December 31, 2025
Term Loan B – U.S. Facility	89.88%	79.21%
2027 Senior Unsecured Notes	71.95%	46.84%
2027 Senior Secured Notes	86.01%	77.41%
2026 Senior Secured Notes	89.21%	80.16%
Telesat Lightspeed Financing	87.68%	84.92%

Fair value of derivative financial instruments

Derivatives were valued using a discounted cash flow methodology. The calculations of the fair value of the derivatives are performed on a recurring basis.

Prepayment option cash flows were calculated with a third party option valuation model which is based on the current price of the debt instrument and discounted based on a discount curve.

The discount rates used to discount cash flows as at June 30, 2026 ranged from 4.06% to 4.17% (December 31, 2025 — 3.74% to 3.97%).

Telesat Lightspeed Financing Warrants were valued based upon an option pricing framework, incorporating an American-style exercise option, which allows for early exercise before expiry. In determining the unobservable inputs, the Company uses observable market inputs such as industry reports, interest rate yield curves, current rates and price and rate volatilities, as applicable, to develop assumptions regarding those unobservable inputs.

For the six-months ended June 30, 2026, the value of the Telesat Financing Warrants was as follows:

	Government of Canada	Government of Quebec	Total
As at December 31, 2025	$701,340	$131,092	$832,432
Change in fair value	410,936	76,810	487,746
Impact of foreign exchange	(19)	(4)	(23)
As at June 30, 2026	$1,112,257	$207,898	$1,320,155